UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 28, 2014 (January 24, 2014)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amended and Restated Certificate of Incorporation.

On January 24, 2014, The NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Company”) filed with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation, following approval by the United States Securities and Exchange Commission (the “SEC”). NASDAQ OMX’s stockholders previously approved the amendment and restatement at the annual meeting held on May 22, 2013.

In response to feedback from stockholders, the amendment and restatement removes each supermajority voting requirement in the certificate of incorporation and replaces it with a “majority of outstanding shares” voting requirement. The supermajority voting requirements required the affirmative vote of at least 66 2/3% of the total voting power of NASDAQ OMX’s capital stock entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, to take certain actions. These actions include: removal of directors; adoption, alteration, amendment and repeal of By-Laws; and adoption, alteration, amendment and repeal of certain provisions of the certificate of incorporation. The amendment and restatement also includes other non-substantive changes that, among other things, delete obsolete references, clarify language and correct a typographical error.

The text of the Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

(b) Certificate of Elimination.

On January 27, 2014, NASDAQ OMX eliminated its Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock by filing with the Delaware Secretary of State a Certificate of Elimination, following SEC approval. There were no shares of the Series A Convertible Preferred Stock outstanding. The text of the Certificate of Elimination is attached to this Current Report on Form 8-K as Exhibit 3.1.1 and incorporated herein by reference.

(c) By-Law Amendments.

On February 20, 2013 and November 19, 2013, NASDAQ OMX’s board of directors approved amendments to the Company’s By-Laws that took effect on January 24, 2014, following SEC approval.

The By-Law amendments, which also respond to feedback from stockholders, include the following.

•	Special Meeting of Stockholders. Section 3.2 was amended to allow stockholders holding at least 15% of NASDAQ OMX’s voting power to call a special meeting under the following circumstances.

¡	The stockholders calling the special meeting must be record holders and must have held a “net long position” equivalent to 15% of the outstanding common stock entitled to vote continuously for one year prior to the request to call a special meeting.

¡	Upon receipt of a stockholder request to call a special meeting, NASDAQ OMX’s board of directors must set the meeting within 120 days.

¡	A special meeting request will not be valid if it relates to an item of business that is not a proper subject for stockholder action under applicable law.

¡	A special meeting request will not be valid if it is delivered: (i) within 90 days before an annual meeting; (ii) within 120 days after a meeting at which a similar item was considered; or (iii) when a similar item is to be presented at a meeting that has been called by NASDAQ OMX, but not yet held.

¡	To be in proper form, a special meeting request must include certain disclosures about the proposing stockholders, any proposed nominees for director and any proposed items of business to be brought before a meeting.

•	Annual Meetings of Stockholders. Section 3.1 was amended to revise the procedures through which stockholders may notify NASDAQ OMX, during a specified period in advance of an annual meeting, of their intention to nominate one or more persons for election to the board of directors or to present a business proposal for consideration by the stockholders at the meeting. Generally, the amendments add requirements for disclosures by proposing stockholders about themselves, any proposed nominees for director and any proposed items of business to be brought before a meeting.

•	Questionnaire, Representation and Agreement for Director-Nominees. New Section 3.5 was added to require nominees for director to deliver to NASDAQ OMX, in accordance with the time periods prescribed for delivery of a stockholder’s notice: (i) a written questionnaire with respect to the background and qualifications of the nominee; and (ii) a written representation and agreement as to certain matters.

•	Removal and Replacement of Supermajority Voting Provisions. Consistent with the changes to the certificate of incorporation discussed above, Sections 4.6 and 11.1 were amended to remove each supermajority voting requirement in the By-Laws and replace it with a “majority of outstanding shares” voting requirement. The supermajority voting requirements required the affirmative vote of at least 66 2/3% of the total voting power of the Voting Stock, voting together as a single class, to remove directors or adopt, alter, amend or repeal any By-Law.

•	Procedures for Filling Board Vacancies. Section 4.8 was amended to state explicitly that vacancies on the board of directors are to be filled by a majority vote of the directors then in office, even if there is less than a quorum, or by the sole remaining director, if there is only one director remaining on the board.

•	Use of Electronic Means for Certain Notices and Related Waivers. Sections 4.12(a) and (b) were amended to provide that both notices of board meetings and waivers of such notices can be given by e-mail or other means of written electronic transmission.

•	Composition of the Management Compensation Committee. Section 4.13(f), which relates to the composition of the management compensation committee of NASDAQ OMX’s board of directors, was amended to conform to recent amendments to the listing rules of The NASDAQ Stock Market.

•	No Amendment or Repeal of Certain By-Law Amendments. Section 11.2 was amended to state that no By-Law adopted by the stockholders shall be amended or repealed by NASDAQ OMX’s board of directors if the By-Law so adopted so provides.

The remaining By-Law amendments include non-substantive changes that, among other things, delete obsolete references, ensure consistent use of certain terminology and correct typographical errors. The text of the By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of NASDAQ OMX.

3.1.1	Certificate of Elimination of NASDAQ OMX’s Series A Convertible Preferred Stock.

3.2	By-Laws of NASDAQ OMX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ OMX GROUP, INC.

Dated: January 28, 2014	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel